UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2014

United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (404) 828-6000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 8, 2014, United Parcel Service, Inc. held its annual meeting of shareowners. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. The following matters were submitted to a vote of the shareowners.
Election of Directors:
Votes regarding the election of 13 directors for a term expiring in 2015 were as follows:

Election of Directors:	For	Against	Abstentions	Broker Non-Votes
F. Duane Ackerman	1,803,975,214	81,942,932	34,158,258	114,983,777
Rodney C. Adkins	1,843,237,031	43,836,201	33,003,172	114,983,777
Michael J. Burns	1,839,471,387	46,820,298	33,784,719	114,983,777
D. Scott Davis	1,817,306,681	72,029,313	30,740,410	114,983,777
Stuart E. Eizenstat	1,826,299,838	58,741,123	35,035,443	114,983,777
Michael L. Eskew	1,846,037,071	47,385,078	26,654,255	114,983,777
William R. Johnson	1,837,530,188	48,783,219	33,762,997	114,983,777
Candace Kendle	1,838,383,349	49,444,805	32,248,250	114,983,777
Ann M. Livermore	1,831,047,902	59,388,843	29,639,659	114,983,777
Rudy H.P. Markham	1,827,461,057	57,203,089	35,412,258	114,983,777
Clark T. Randt, Jr.	1,837,061,419	48,752,647	34,262,338	114,983,777
Carol B. Tomé	1,839,473,654	48,228,141	32,374,609	114,983,777
Kevin M. Warsh	1,840,934,570	45,454,122	33,687,712	114,983,777

Under our Bylaws, each of the directors was elected, having received more votes “for” than “against.”
“Say on Pay” Vote:
Advisory votes regarding the approval of executive compensation were as follows:

	For	Against	Abstentions	Broker Non-Votes
Approve executive compensation	1,702,197,205	156,398,569	61,480,630	114,983,777
The proposal passed.
Ratification of Accountants:
Votes regarding the proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2014 were as follows:

	For	Against	Abstentions
Ratify the appointment of Deloitte & Touche LLP	1,971,485,336	46,034,022	17,540,823
The proposal passed.

Shareowner Proposals:
Votes on a shareowner proposal on lobbying disclosure were as follows:

	For	Against	Abstentions	Broker Non-Votes
Shareowner proposal	302,619,679	1,502,002,067	115,454,658	114,983,777
The proposal did not pass.

Votes on a shareowner proposal to reduce the voting power of class A stock from 10 votes per share to one vote per share were as follows:

	For	Against	Abstentions	Broker Non-Votes
Shareowner proposal	449,578,521	1,447,150,247	23,347,636	114,983,777
The proposal did not pass.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date: May 12, 2014	By:	/s/ Teri P. McClure
Teri P. McClure
Senior Vice President, General Counsel and Corporate Secretary